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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)         September 29, 1993



                            NORTHEAST FEDERAL CORP.
            ______________________________________________________
            (Exact name of registrant as specified in its charter)




             Delaware                  1-10571              06-1288154
   ____________________________   _________________   ______________________
   (State or other jurisdiction   (Commission File       (I.R.S. Employer
        of incorporation)              Number)        Identification Number)




                50 State House Square
                Hartford, Connecticut                           06103
       _________________________________________              __________
       (Address of principal executive offices)               (Zip Code)




        Registrant's telephone number, including area code:  203/280-1000




                                 Not applicable
           ____________________________________________________________
           (Former name or former address if changed since last report)


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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Northeast Federal Corp. ("Northeast Federal") has engaged Deloitte & Touche as its new independent accountants. Deloitte & Touche will serve as the independent accountants for both Northeast Federal and its savings and loan association subsidiary, Northeast Savings, F.A. ("Northeast Savings"). The decision to hire new independent accountants was recommended by the Audit Committees of both Northeast Federal and Northeast Savings and approved by the Board of Directors on September 24, 1993. Coopers & Lybrand, who previously served as the independent accountants for Northeast Federal and Northeast Savings were dismissed on that same day.

          On September 24, 1993, the date on which the Board of Directors approved the hiring of Deloitte & Touche as the new independent accountants for Northeast Federal and Northeast Savings, F.A., subject to compliance with requisite regulatory requirements, Northeast Savings, the Rhode Island Depositors Economic Protection Corporation and the trustees of certain Rhode Island Financial Institutions had an outstanding balance due to Deloitte & Touche for professional services performed in conjunction with the 1992 acquisition of certain assets of four Rhode Island institutions by Northeast Savings, F.A. Fees for the services rendered will be paid prior to the commencement of the current audit engagement.

          In connection with the audits of the two fiscal years ended March 31, 1992 and December 31, 1992 and the subsequent interim period through September 24, 1993, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

          In accordance with Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the subsequent interim period, Northeast Federal has not been advised by Coopers & Lybrand of any of the reportable events listed in Item 304(a)(1)(v) (A) through (D).

          The audit reports of Coopers & Lybrand on the consolidated financial statements of Northeast Savings, F.A. and subsidiaries as of and for the fiscal years ended December 31, 1992 and March 31, 1992 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph noting the Company changed its method of accounting for income taxes for the fiscal year ended March 31, 1992. A letter from Coopers & Lybrand is attached as Exhibit 1.

Item 7.          EXHIBITS

          Exhibit 1.  Letter from Coopers & Lybrand

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             NORTHEAST FEDERAL CORP.
                             ______________________________________
                             Registrant




January 4, 1994              /s/ LYNNE M. CARCIA
                             ______________________________________
                             Lynne M. Carcia
                             Senior Vice President and Controller
                             (Principal Accounting Officer)